Investment Strategy - BNY Mellon Active MidCap Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsize companies. The fund currently defines "midsize companies" as companies included in the Russell Midcap® Index.

The fund's sub-adviser, Newton Investment Management North America, LLC, an affiliate of BNY Mellon Investment Adviser, Inc., applies a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within mid-cap stocks in the U.S. stock market. The fund's sub-adviser uses a proprietary valuation model that identifies and ranks stocks to construct the fund's portfolio. The fund's sub-adviser constructs the fund's portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the stocks that have been ranked most attractive and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

The fund's sub-adviser monitors the holdings in the fund's portfolio and considers selling a security if the company's relative attractiveness deteriorates or if valuation becomes excessive. The fund also may sell a security if an event occurs that contradicts the sub-adviser's rationale for purchasing it, such as deterioration in the company's financial fundamentals. In addition, the fund may sell a security if the sub-adviser determines that better investment opportunities emerge elsewhere.